                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, For Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 SUN HEALTHCARE GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:)
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                             [SUN HEALTHCARE LOGO]

                                     [LOGO]

                               101 SUN LANE, N.E.
                         ALBUQUERQUE, NEW MEXICO 87109

                                                                 August 21, 1997

Dear Stockholder:

    You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Sun Healthcare Group, Inc. The meeting will be held on Thursday, September 18, 1997 at the Company's Rev. Dr. Kay M. Glaesner, Jr. Training Center, 101 Sun Lane, N.E., Albuquerque, New Mexico 87109, at 9:00 a.m., local time.

    The business to be conducted at the meeting is outlined in the attached Notice of Annual Meeting and Proxy Statement.

    Whether or not you plan to attend the meeting in person, your shares should be represented and voted at the meeting. Accordingly, after reading the enclosed Proxy Statement, kindly complete, sign, date and promptly return the proxy in the enclosed self-addressed envelope. No postage is required if it is mailed in the United States. If you later decide to attend the meeting and wish to vote your shares personally, you may revoke your proxy at any time before it is exercised.

    We look forward to seeing you on September 18th.

                                          Sincerely,
                                          /s/ Andrew L. Turner
                                          Andrew L. Turner
                                          CHAIRMAN OF THE BOARD, PRESIDENT
                                          AND CHIEF EXECUTIVE OFFICER

                           SUN HEALTHCARE GROUP, INC.
                               101 SUN LANE, N.E.
                         ALBUQUERQUE, NEW MEXICO 87109

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 18, 1997

                            ------------------------

To the Stockholders of Sun Healthcare Group, Inc.:

    The 1997 Annual Meeting of Stockholders of Sun Healthcare Group, Inc., a Delaware corporation (the "Company"), will be held at the Company's Rev. Dr. Kay
M. Glaesner, Jr. Training Center, 101 Sun Lane, N.E., Albuquerque, New Mexico 87109, on Thursday, September 18, 1997, at 9:00 a.m., local time, to consider and vote on the following matters described in the attached proxy statement:

    1.  To elect three directors to hold office for three-year terms;

    2.  To adopt the Sun Healthcare Group, Inc. 1997 Stock Incentive Plan;

    3. To adopt the Sun Healthcare Group, Inc. 1997 Non-Employee Directors' Stock Plan;

    4. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997; and

    5. To transact such other business as may properly come before the Company's Annual Meeting, or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on August 11, 1997 as the record date for determining stockholders entitled to receive notice of and to vote at the meeting and at any adjournment or postponement thereof. All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the Annual Meeting, you are urged to mark, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope. If you attend the Annual Meeting and wish to vote your own shares in person, you may withdraw your proxy at that time.

                                          For the Board of Directors,

                                          /s/ Robert F. Murphy
                                          Robert F. Murphy
                                          SECRETARY

August 21, 1997

                           SUN HEALTHCARE GROUP, INC.
                               101 SUN LANE, N.E.
                             ALBUQUERQUE, NM 87109

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                                  INTRODUCTION

    This Proxy Statement is furnished by the Board of Directors of Sun Healthcare Group, Inc., a Delaware corporation (the "Company"), in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, September 18, 1997, at 9:00 a.m., local time, at the Company's Rev. Dr. Kay M. Glaesner, Jr. Training Center, 101 Sun Lane, N.E., Albuquerque, New Mexico 87109, and at any and all adjournments or postponements thereof. This Proxy Statement, the attached Notice of Annual Meeting and the accompanying proxy card are first being mailed to the Company's stockholders on or about August 21, 1997.

PROXY PROCEDURES

    The persons named to serve as proxyholders were selected by the Board of Directors of the Company. If a proxy card is properly executed and returned before the Annual Meeting, and not revoked, all shares represented thereby will be voted at the Annual Meeting, including any adjournments thereof. If a proxy card specifies the manner in which shares are to be voted, the shares will be voted in accordance with such specifications. If no such specification is made on a proxy card which is signed and returned, such shares will be voted as recommended in this Proxy Statement by the Board of Directors. As to any other business which may properly come before the meeting, the persons named in the accompanying proxy card will vote the shares in accordance with their best judgment. The Company does not presently know of any other business to come before the meeting.

    Execution of a proxy card will not in any way affect a stockholder's right to attend the meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

    The cost of solicitation of proxies will be paid by the Company. In addition, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to the beneficial holders of stock held of record by such persons. The Company has not yet determined whether it will retain an outside company to assist in the distribution and solicitation of proxies. If the Company decides to do so, it will not spend more than $5,000 plus reimbursement of customary out-of-pocket expenses. Although it is contemplated that proxies will be solicited primarily through the mail, the Company may use its directors, officers and employees, without additional compensation, to conduct solicitation by telephone, telecopier and other means.

OUTSTANDING SHARES AND VOTING RIGHTS

    At the close of business on August 11, 1997, there were outstanding 49,348,646 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Only the holders of Common Stock on August 11, 1997, the record date for stockholders entitled to notice of and to vote at the Annual Meeting, are entitled to vote at the Annual Meeting and each share of Common Stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the meeting.

    Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute votes "for" or "against" any matter and thus will be disregarded and have no effect in the calculation of "votes cast."

    The election inspectors will treat shares referred to as "broker non-votes" (I.E., shares identified as held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

    Directors will be elected by a plurality of the votes cast. Each other matter to be submitted to a vote of the stockholders at the Annual Meeting must receive an affirmative vote by a majority of the votes cast to be approved. In addition, if the adoption of the Company's 1997 Stock Incentive Plan and 1997 Non-Employee Directors' Stock Plan are approved by an affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the matters, then transactions in Common Stock resulting from purchases of Common Stock pursuant to the relevant provisions of such plans will be entitled to exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For the sole purpose of determining whether the exemption from Section 16(b) is met, abstentions will have the same effect as votes cast against the matter, but broker non-votes will not be included in the tabulation.

    Eligible participants in the Company's Employee Stock Purchase Plan are entitled to instruct the trustee of the Sun Healthcare Group, Inc. Grantor Stock Trust (the "GSOP Trust") on how to vote a designated percentage of the shares of Common Stock held by the GSOP Trust. The percentage allocated to each eligible participant is solely for the purpose of voting the shares owned by the GSOP Trust. Such participants will receive separate voting instruction cards to direct the trustee, on a confidential basis, to vote the shares. If the trustee receives an instruction card on a timely basis from a participant, it will vote the participant's allocated shares as the participant instructs. If a participant signs and timely returns an instruction card without indicating a vote, the trustee will vote that participant's allocated shares in accordance with the recommendations of the Board of Directors. Allocations are based on the number of eligible participants who provide voting instructions to the trustee on a timely basis. All shares held by the GSOP Trust will be voted by eligible participants.

                     BENEFICIAL OWNERSHIP OF COMPANY SHARES

EQUITY OWNERSHIP OF MANAGEMENT

    The following table and footnotes set forth certain information regarding the beneficial ownership of Common Stock as of August 11, 1997 (i) by each incumbent director, director nominee and the five executive officers named in the Summary Compensation Table herein and (ii) by all incumbent directors and executive officers of the Company as a group:

                                                                     SHARES
                                                                  BENEFICIALLY       PERCENT OF
NAME OF BENEFICIAL OWNER                                            OWNED(1)        CLASS(1)(%)
--------------------------------------------------------------  -----------------  --------------
Andrew L. Turner..............................................    6,810,647(2)(3)        13.8%
John E. Bingaman..............................................      182,500(4)           *
Zev Karkomi...................................................       83,850(5)           *
Robert A. Levin...............................................      163,000(3)(6)        *
Martin G. Mand................................................        1,250(7)           *
Robert F. Murphy..............................................       59,000(3)           *
Warren C. Schelling...........................................       73,334(3)(8)        *
Lois E. Silverman.............................................        2,750(9)           *
James R. Tolbert, III.........................................        2,750(9)           *
Mark G. Wimer.................................................      162,000(3)(10)       *
Robert D. Woltil..............................................       79,334(3)(11)       *
R. James Woolsey..............................................        1,500(12)          *
All directors and executive officers as a group (17 persons,
  including those named above)................................    7,701,009(13)          15.5%

------------------------

 * Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of August 11, 1997, are deemed outstanding for computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

 (2) Includes 153,000 shares of Common Stock owned by the Turner Children's Trust, 26,024 shares of Common Stock held by the Andrew and Nora Turner Trust and 263,645 shares of Common Stock owned by the Turner Family Foundation (Mr. Turner disclaims beneficial ownership of these shares). Also includes currently exercisable options to purchase 100,000 shares of Common Stock.

 (3) Includes restricted shares awarded under the Company's 1997 Stock Incentive Plan which may be subject to a substantial risk of forfeiture. The number of restricted shares included for each executive officer listed above as having restricted shares is as follows: Mr. Turner--251,000; Mr. Levin-- 122,000; Mr. Murphy--59,000; Mr. Schelling--58,000; Mr. Wimer--124,000; and Mr.
    Woltil--66,000.

 (4) Includes currently exercisable options to purchase 42,500 shares of Common Stock.

 (5) Includes 200 shares owned by Mr. Karkomi's grandson. Mr. Karkomi disclaims beneficial ownership of these shares. Also includes currently exercisable options to purchase 42,500 shares of Common Stock.

 (6) Includes 3,000 shares owned by Mr. Levin and his wife, as to which Mr. Levin has shared voting and investment power. Includes currently exercisable options to purchase 38,000 shares of Common Stock.

 (7) Consists of currently exercisable options to purchase 1,250 shares of Common Stock.

 (8) Consists of shares owned by Mr. Schelling and his wife, as to which Mr. Schelling has shared voting and investment power. Includes currently exercisable options to purchase 13,334 shares of Common Stock.

 (9) Consists of currently exercisable options to purchase 2,750 shares of Common Stock.

(10) Includes currently exercisable options to purchase 38,000 shares of Common Stock.

(11) Includes 5,000 shares owned by Mr. Woltil and his wife, as to which Mr. Woltil has shared voting and investment power. Also includes currently exercisable options to purchase 8,334 shares of Common Stock.

(12) Consists of currently exercisable options to purchase 1,500 shares of Common Stock.

(13) Includes an aggregate of 304,252 shares of Common Stock issuable upon the exercise of options that are currently exercisable or subject to vesting within 60 days of August 11, 1997. Also includes an aggregate of 746,000 restricted shares awarded under the 1997 Stock Incentive Plan which may be subject to a substantial risk of forfeiture.

EQUITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    The following table and footnotes set forth certain information with respect to each person believed by the Company to be the beneficial owner of more than five percent of Common Stock as of August 11, 1997:

                                                                      SHARES
                                                                   BENEFICIALLY     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                 OWNED(1)       CLASS(1)(%)
-----------------------------------------------------------------  -------------  ---------------
Andrew L. Turner ................................................    6,810,647(2)         13.8%
  Sun Healthcare Group, Inc.
  101 Sun Lane, N.E.
  Albuquerque, New Mexico 87109

Neuberger & Berman LLC ..........................................    2,708,500(3)          5.5%
  605 Third Avenue
  New York, New York 10158-3698

------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to optionscurrently exercisable, or exercisable within 60 days of August 11, 1997, are deemed outstanding for computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2) Includes 153,000 shares of Common Stock owned by the Turner Children's Trust, 26,024 shares of Common Stock held by the Andrew and Nora Turner Trust and 263,645 shares of Common Stock owned by the Turner Family Foundation (Mr. Turner disclaims beneficial ownership of these shares). Also includes 251,000 restricted shares awarded under the Stock Incentive Plan which may be subject to a substantial risk of forfeiture and currently exercisable options to purchase 100,000 shares of Common Stock.

(3) Based upon a Schedule 13G filed with the Commission on February 11, 1997.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    The Bylaws of the Company provide that the Board of Directors shall be classified into three classes as nearly equal in number as possible, such that approximately one-third of the members of the Board shall be elected at each annual meeting of stockholders and each director shall serve for a three-year term.

    The Board of Directors currently is comprised of eleven members and there are three director positions in the class whose term of office expires in 1997. The Board of Directors has designated Andrew L. Turner, Robert A. Levin and Robert D. Woltil as nominees for election to three-year terms expiring in 2000 and until their successors are elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve as a director if elected. There are no family relationships among any directors, executive officers or nominees. Each of the nominees for election is currently serving as a director of the Company.

    The Board of Directors knows of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies received may be voted for a substitute nominee designated by the Board or the Board may reduce the number of directors. If any director resigns, dies or is otherwise unable to serve out his or her term, or the number of directors is increased by the Board, any vacancy so arising may be filled by the Board. A director elected to fill a vacancy shall serve for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

    Biographical information follows for each person nominated and each person whose term of office as a director will continue after the Annual Meeting. Directors' ages are as of the date of the Annual Meeting.

NOMINATIONS FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL
  MEETING

    ANDREW L. TURNER, age 50, is Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Turner has served in each of these capacities for the Company since its formation. Mr. Turner was also the founder of the Company and has overseen the development of the Company's business since its inception in 1989. Mr. Turner also was a founder and previously served as Chief Operating Officer of Horizon Healthcare Corporation, a health care services provider, from 1986 to 1989. Prior to 1986, Mr. Turner served as a Senior Vice President of Operations of Hillhaven Corporation ("Hillhaven"). Mr. Turner has over 20 years of experience in the long-term care industry.

    ROBERT A. LEVIN, age 42, joined the Board of Directors of the Company in April 1993 and has served as the Secretary of the Company from April 1993 to October 1996. Effective January 1, 1996, Mr. Levin became the Senior Vice President for Rehabilitation Services. This position includes responsibility for all therapy services of the Company, including those of Sundance Rehabilitation Company, the Company's rehabilitation therapy subsidiary ("Sundance"). From January 1991 to December 1995, Mr. Levin was the President and Chief Operating Officer of Sundance. Previously Mr. Levin was Vice President of National Accounts for Medline Industries, Inc., a manufacturer and distributor of medical supplies.

    ROBERT D. WOLTIL, age 43, joined the Board of Directors of the Company in March 1996. Mr. Woltil became the Senior Vice President-Financial Services and Chief Financial Officer of the Company in February 1996. From 1982 to January 1996, Mr. Woltil served in various capacities for Beverly Enterprises, Inc. ("Beverly"), a health care services provider. From May 1995 until January 1996, Mr. Woltil was President and Chief Executive Officer of Pharmacy Corporation of America, a subsidiary of Beverly. From 1992 to May 1995, Mr. Woltil was the Chief Financial Officer of Beverly, and from 1990 to

1992, Mr. Woltil was the Vice President-Financial Planning and Control for Beverly. Mr. Woltil is also a certified public accountant.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING

    JOHN E. BINGAMAN, age 51, joined the Board of Directors of the Company in 1993. Mr. Bingaman also served as a consultant to the Company from October 1994 to July 1996. Since July 1993, Mr. Bingaman has been Vice President of BKS Properties. From July 1993 to October 1994, Mr. Bingaman was the President of Four Seasons Healthcare Management, Inc., which was the Company's subsidiary that managed certain long-term care facilities through management contracts. Between 1984 and July 1993, Mr. Bingaman was Chief Executive Officer of Honorcare Corporation ("Honorcare"), a provider of long-term care services, responsible for the overall management and strategic planning of Honorcare. Mr. Bingaman has over 25 years of experience in the long-term care industry. See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" for a description of certain relationships between the Company and Mr. Bingaman.

    MARTIN G. MAND, age 60, joined the Board of Directors of the Company in February 1996, when the Board was increased in size from nine to ten persons. Since January 1995, Mr. Mand has been Chairman, President and Chief Executive Officer of Mand Associates, Limited, a financial consulting, speaking and writing firm. Mr. Mand was previously Executive Vice President and Chief Financial Officer of Northern Telecom, Ltd., a global manufacturer of telecommunications equipment, from March 1990 to June 1994. Mr. Mand also previously served as Vice President and Treasurer of E.I. du Pont de Nemours & Co., a chemical, allied products and energy company. Mr. Mand also serves on the Board of Directors of the Fuji Bank and Trust Company.

    JAMES R. TOLBERT, III, age 62, joined the Board of Directors of the Company in August 1995, when he filled a vacancy on the Board caused by the resignation of another director. Mr. Tolbert has served as the Chairman, President, Chief Executive Officer and Treasurer of First Oklahoma Corporation, a holding company, since July 1986. Mr. Tolbert has over 15 years of experience in the nursing home industry. In addition, Mr. Tolbert is a member of the Board of Directors of Bonray Drilling Corporation, a corporation engaged in domestic onshore contract drilling of oil and gas wells.

    R. JAMES WOOLSEY, age 55, joined the Board of Directors of the Company in October 1995, when the Board was increased in size from eight to nine persons. Mr. Woolsey has been a partner in the law firm of Shea & Gardner since January 1995, where he previously had been a partner from 1980 to 1989 and from 1991 to 1993. From 1993 to 1995, Mr. Woolsey served as the Director of Central Intelligence for the United States government. From 1989 to 1991, Mr. Woolsey was the Ambassador and U.S. Representative to the Negotiation on Conventional Armed Forces in Europe. In addition, Mr. Woolsey is a member of the Board of Directors of USF&G Corp., an insurance holding company, and Yurie Systems, Inc., a network communications company.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

    ZEV KARKOMI, age 73, has been a member of the Board of Directors of the Company since 1993. Mr. Karkomi has over 25 years of experience in the real estate business, with a primary emphasis on properties owned and leased to long-term healthcare operators. He has served as President of Karell Capital Ventures, Inc., a corporation involved in the acquisition, sale, leasing and management of long-term care facilities, since 1980. Mr. Karkomi also serves as the President of Zevco Enterprises, Inc. and Executive Vice President and Chairman of the Board of Progressive Health Group, Inc., real estate investment companies. See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" for a description of certain relationships between the Company and Mr. Karkomi.

    LOIS E. SILVERMAN, age 57, joined the Board of Directors of the Company in October 1995, when she filled a vacancy on the Board caused by the resignation of another director. Ms. Silverman, a co-founder of CRA Managed Care, Inc., a provider of services designed to reduce the costs associated with workers' compensation, automobile and disability claims, has served as the Chairman of the Board of CRA since March 1994 and as its Chief Executive Officer from 1988 to 1995. Prior to founding CRA, Ms. Silverman held the position of Northeast Regional Manager at IntraCorp., a division of Cigna Corporation. Ms. Silverman is a director of Care Group and an overseer of Tufts Medical School in Boston. She is a trustee at the Hebrew Rehabilitation Center for the Aged and at Simmous College as well as director of Immunetics, a Cambridge Massachusetts biotechnology company, and a member of the Dean's Council of the Harvard School of Public Health.

    MARK G. WIMER, age 44, became a director of the Company in 1993. Mr. Wimer became the Senior Vice President for Inpatient Services effective January 1, 1996. This position includes responsibility for all of the Company's inpatient services, including those of Sunrise Healthcare Corporation ("Sunrise"), the Company's subsidiary responsible for operations of the Company's long-term care facilities. Mr. Wimer previously served as the President of Sunrise effective July 1993 until December 1995. From February 1988 to July 1993, Mr. Wimer was President and Chief Executive Officer of Franciscan Eldercare Corporation, a non-profit organization that develops and manages long-term care facilities. From November 1984 through February 1988, Mr. Wimer was Regional Vice President of Operations for Hillhaven and had responsibility for management of long-term care facilities for Hillhaven in Washington, Oregon, Idaho and Montana.

    WARREN C. SCHELLING, age 44, became a director of the Company in October, 1996, when the Board was increased in size from ten to eleven persons. Mr. Schelling became the Senior Vice President for Pharmaceutical Services effective January 1, 1996. This position includes responsibility for all of the Company's pharmaceutical operations, including those of Sunscript Pharmacy Corporation ("Sunscript"), the Company's pharmacy subsidiary. From July 1994 to December 1995, Mr. Schelling was the President of Sunscript. Prior to joining the Company, Mr. Schelling was the President and Chief Operating Officer of HPI Health Care Services, Inc. a subsidiary of Diagnostek, Inc., which provides pharmacy management services to hospitals, HMOs, long-term care facilities and health systems, from January 1993 to July 1994. From January 1994 to July 1994, Mr. Schelling also served as the Executive Vice President/Pharmacy Services Officer at Diagnostek, Inc. From September 1985 to January 1993, Mr. Schelling was a manager in HPI Health Care Services, Inc.

                  COMMITTEES OF THE BOARD AND BOARD ATTENDANCE

COMMITTEES OF THE BOARD

    To assist in the discharge of its responsibilities, the Board of Directors has established an Audit Committee and a Compensation Committee. There is no standing Nominating Committee to the Board of Directors. The members of these standing committees are elected by the Board of Directors and serve at the pleasure of the Board.

    AUDIT COMMITTEE. The Audit Committee has the responsibility of making recommendations to the Board concerning the engagement of the Company's independent public accountants, reviewing the overall scope and results of the annual audit and performing such functions as may be prescribed by the Board. The Audit Committee also reviews proposed audit fees, fiscal year-end audit results and the internal financial controls of the Company. The members of the Audit Committee are elected annually by the directors. During 1996, the Audit Committee was initially comprised of James R. Tolbert, III, Zev Karkomi and Lois
E. Silverman. Martin G. Mand became a member of the Committee in February 1996 and John E. Bingaman became a member in June 1996. None of these members were employees of the Company. The Audit Committee met 12 times during 1996, and each member of the Audit Committee as of the date of such meetings attended the meetings with one exception.

    COMPENSATION COMMITTEE. The Compensation Committee is authorized to review the compensation of the senior officers of the Company and to determine salaries, bonuses, stock options and any other forms of equity-based compensation, to review recommendations to the Board concerning the compensation of the directors and to perform such other functions as the Board may direct. The Compensation Committee also administers the Company's stock option plans for employees. The members of the Compensation Committee are elected annually by the directors. During 1996, the Compensation Committee was initially comprised of Messrs. Bingaman, Karkomi and Woolsey. None of these members were employees of the Company. In June 1996, Messrs. Bingaman and Karkomi were replaced by Lois E. Silverman and Martin G. Mand. In 1996, the Compensation Committee held six meetings, and each member of the Compensation Committee as of the date of such meetings attended the meetings with three exceptions.

ATTENDANCE AT BOARD MEETINGS

    During 1996, the Board of Directors held 10 meetings by conference call or in person and took a number of actions by written consent. No director attended fewer than 90% of the total meetings of the Board of Directors.

                       NON-EMPLOYEE DIRECTOR COMPENSATION

    All non-employee directors of the Company are entitled to receive an annual fee of $24,000, which is payable in four equal quarterly installments. In addition, each Chairperson of a committee of the Board of Directors is entitled to receive an additional annual fee of $4,000, payable in four equal quarterly installments. Effective after April 11, 1997, and subject to approval of the Company's 1997 Non-Employee Directors' Stock Plan (the "Directors' Stock Plan") by the stockholders of the Company, all non-employee directors and Committee Chairpersons have the election of (1) receiving the entire annual retainer and, in the case of Committee Chairpersons, their Chairperson fees in cash; or (2) receiving one-half of the retainer and, if applicable, Committee Chairperson fees in cash and the remaining one-half in the form of restricted stock awards. If restricted stock is elected, for every dollar of cash given up, the recipient will receive restricted stock worth $1.10. The receipt of the relevant annual fee is subject to attendance by the director at no less than 75% of the total Board and Committee meetings for the calendar year. See "Proposal No. 3--Approval of the Sun Healthcare Group, Inc. 1997 Non-Employee Directors' Stock Plan."

    Until April 11, 1997, directors who were not employees of the Company were also entitled to receive fees of $1,200 for each Board of Directors meeting attended in person, $500 for each Board of Directors meeting attended by telephone and $500 for each Committee meeting of the Board of Directors attended in person or by telephone, plus reimbursement of out-of-pocket expenses for attendance at such meetings. Effective after April 11, 1997, the fee for the first Board of Directors meeting or Committee meeting attended in person by a non-employee director in a single day has been increased to $1,750. Directors are entitled to an additional $500 for each subsequent meeting attended that same day. The fees for any meetings that are attended by telephone are $500. In addition, subject to stockholder approval of the Directors' Stock Plan by the stockholders of the Company, non-employee directors already serving on the Board are entitled to 4,000 shares which are to be awarded annually in the form of non-qualified stock options and 2,000 shares which are to be awarded annually in the form of restricted stock awards. Non-employee directors who are elected to the Board for the first time or after a period of not serving on the Board are entitled to a one-time award of 10,000 shares in the form of non-qualified stock options and a one-time award of 5,000 shares in the form of restricted stock. Assuming the Directors' Stock Plan is approved by the Company's stockholders at the Annual Meeting, no further awards will be made under the 1995 Non-Employee Directors' Stock Option Plan.

    At the Annual Meeting held in 1996, the Company's stockholders approved the 1995 Non-Employee Directors' Stock Option Plan to supersede the 1993 Non-Employee Directors' Stock Option Plan. The 1995 Non-Employee Directors' Stock Option Plan provides that each non-employee director will receive an option to purchase 5,000 shares upon his or her initial appointment to the Board of Directors. In addition, commencing January 1, 1996, each non-employee director who has not been an employee of the Company during the previous twelve months will receive an annual option to purchase 1,000 shares, provided, that any such director who was a non-employee director prior to August 22, 1995, was not eligible to receive an annual option grant in 1996. Accordingly, Messrs. Karkomi and Bingaman, who were non-employee directors of the Company prior to August 22, 1995, did not receive an annual option grant under the 1995 Non-Employee Directors' Stock Option Plan in 1996. All options under the 1995 Non-Employee Directors' Stock Option Plan are non-qualified stock options and vest in four equal annual installments beginning on the second anniversary of the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for the fiscal years shown of those persons ("Named Executive Officers") who were, during the latest fiscal year (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company:

SUMMARY COMPENSATION TABLE

    The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for the fiscal years shown of those persons ("Named Executive Officers") who were, during the latest fiscal year (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company:

                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                                 -------------
                                                          ANNUAL COMPENSATION     SECURITIES
                                                         ----------------------   UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR     SALARY($)    BONUS($)    OPTIONS(#)    COMPENSATION($)(1)
--------------------------------------------  ---------  ----------  ----------  -------------  ------------------
Andrew L. Turner ...........................       1996  $  500,000  $  250,000       --            $      390
  President and Chief Executive Officer            1995     500,000      --          100,000               720
                                                   1994     469,235     225,000      100,000               330

Robert A. Levin ............................       1996     330,202      --           15,000               390
  Senior Vice President for Rehabilitation         1995     281,261     125,000       15,000               720
  Services                                         1994     211,542     125,000        8,000            58,009(2)

Mark G. Wimer ..............................       1996     322,516     125,000       15,000               605
  Senior Vice President for Inpatient              1995     281,261     125,000       15,000               720
  Services                                         1994     212,692     125,000        8,000               330

Robert D. Woltil ...........................       1996     296,164(3)    125,000      25,000           --
  Senior Vice President for Financial
  Services and Chief Financial Officer

Robert F. Murphy ...........................       1996     260,000     100,000       --                --
  Senior Vice President, General Counsel and       1995      35,000(4)     --         10,000            --
  Secretary

------------------------

(1) Except as otherwise provided, consists of matching contributions under the Company's 401(k) Plan.

(2) Includes $57,679 paid by the Company for relocation expenses for Mr. Levin.

(3) Salary for 1996 represents amounts paid to Mr. Woltil in 1996 after the commencement of his employment by the Company in February 1996. Mr. Woltil's annualized salary for 1996 would have been $350,000.

(4) Salary for 1995 represents amounts paid to Mr. Murphy in 1995 after the commencement of his employment by the Company in November 1995. Mr. Murphy's annualized salary for 1995 would have been $260,000.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information concerning individual grants of stock options made to each of the Named Executive Officers during the year ended December 31, 1996:

                                                          INDIVIDUAL GRANTS
                                           ------------------------------------------------
                                                        % OF TOTAL                            POTENTIAL REALIZABLE
                                                          OPTIONS                               VALUE AT ASSUMED
                                                        GRANTED TO                           ANNUAL RATES OF STOCK
                                            NUMBER OF    EMPLOYEES   EXERCISE                PRICE APPRECIATION FOR
                                           SECURITIES    IN FISCAL    OR BASE                    OPTION TERM(3)
                                           UNDERLYING      YEAR        PRICE    EXPIRATION   ----------------------
NAME                                       OPTIONS(1)       (%)      ($/SH)(2)     DATE        5% ($)     10% ($)
-----------------------------------------  -----------  -----------  ---------  -----------  ----------  ----------
Andrew L. Turner(4)......................      --           --    %  $  --          --       $   --      $   --
Robert A. Levin..........................      15,000         3.47      13.125    04/08/06      123,814     313,768
Mark G. Wimer............................      15,000         3.47      13.125    04/08/06      123,814     313,768
Robert D. Woltil.........................      25,000         5.78      12.375    03/25/06      194,564     493,064
Robert F. Murphy(4)......................      --           --          --          --           --          --

------------------------

(1) All options were granted under the Company's 1996 Combined Incentive and Non-qualified Stock Option Plan.

(2) All options were granted at an exercise price equal to the fair market value of Common Stock on the option grant date. All options will vest and become exercisable at a rate of one-third each year beginning on the first anniversary of the date of grant. All options become fully exercisable on the occurrence of a change in control as described in the plan pursuant to which each option was granted.

(3) Gains are reported net of the option exercise price, but before taxes associated with exercise.These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercise are dependent on the future performance of Common Stock as well as the option holder's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(4) Mr. Turner and Mr. Murphy did not receive stock option grants in 1996.

FISCAL YEAR-END OPTION VALUES

    Set forth in the table below is information concerning the value of stock options held as of December 31, 1996 by each of the Named Executive Officers. None of the Named Executive Officers exercised any stock options during the year ended December 31, 1996.

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                             OPTIONS AT YEAR-END (#)        AT YEAR-END ($)(1)
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
Andrew L. Turner..........................................      --            200,000    $  --        $   --

Robert A. Levin...........................................      25,000         38,000       62,500          5,625

Mark G. Wimer.............................................      25,000         38,000       62,500          5,625

Robert D. Woltil..........................................      --             25,000       --             28,125

Robert F. Murphy..........................................      --             10,000       --             40,000

------------------------

(1) Based on the closing price of the Common Stock, as reported on the New York Stock Exchange, at December 31, 1996, which was $13.50 per share.

EMPLOYMENT AGREEMENT

    The Company entered into an employment agreement dated as of June 2, 1993 with Mr. Turner (the "Employment Agreement") that initially provided Mr. Turner with an annual salary of $375,000 and an annual bonus, not exceeding $250,000 per year, pursuant to a formula established by the Compensation Committee. Mr. Turner's annual salary was increased in April 1994 to $500,000 and remained at that level for 1995 and 1996. See "Compensation Committee Report--Base Salaries." Pursuant to the Employment Agreement, Mr. Turner is restricted from disclosing confidential information that has been obtained by him or disclosed to him as a result of his employment with the Company. In addition, during the term of his employment by the Company and for a period of two years thereafter, Mr. Turner is prohibited from competing with the Company or any of its affiliates, soliciting the business of any patient or customer of the Company or any of its affiliates, and soliciting for employment any of the employees of the Company or any of its subsidiaries. The Employment Agreement provides that it terminates after the expiration of five years, upon death or total disability of Mr. Turner, upon Mr. Turner reaching mandatory retirement age under any retirement policy adopted by the Company, by mutual agreement of Mr. Turner and the Company, upon dissolution and liquidation of the Company, at Mr. Turner's election without cause upon six months' notice, or upon notice by the Company to Mr. Turner for cause.

SEVERANCE AGREEMENTS

    The Company has entered into severance agreements (the "Severance Agreements") with certain executive officers, including the Named Executive Officers. Each Severance Agreement provides that in the event of the involuntary termination of the executive, he or she will be entitled to receive any accrued but unpaid salary plus a PRO RATA portion of annual bonus. In addition, the executive will be entitled to a severance payment equal to two times salary at the rate in effect at the time of the executive's involuntary termination, or, in the event that such termination occurs following a change in control of the Company (as defined below), a severance payment equal to three times salary at the rate then in effect. The executive will continue to receive health and other benefits for a period of two years following his or her involuntary termination (or for a period of three years in the event that such termination occurs following a change in control of the Company). The Severance Agreements also provide for a gross-up payment to be made to the executives, if necessary to eliminate the effects of the imposition of the excise tax under Section 280G of the Code on the payments made thereunder. The Severance Agreements contain identical noncompetition and nondisclosure covenants, except that the noncompetition covenant in Mr. Turner's Severance

Agreement follows the noncompetition covenant in his Employment Agreement. See "--Employment Agreement" for a description of this provision.

    For purposes of the Severance Agreements, "change in control" is generally defined as (i) the acquisition by a person or group of beneficial ownership representing 33 1/3% of the Company's then outstanding voting stock, (ii) stockholder approval of a merger or consolidation of the Company other than a merger of consolidation in which the voting securities of the Company outstanding immediately prior thereto continues to represent at least 66 2/3% of the combined voting power of the surviving entity's outstanding voting securities, (iii) under certain conditions, a change in the majority of the Board of Directors of the Company, or (iv) stockholder approval of a reorganization of the Company or a sale of substantially all of Sun's assets.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act and the rules promulgated thereunder require the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock to report their ownership and changes in their ownership of Common Stock to the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange. Copies of the reports must also be furnished to the Company. Specific due dates for the reports have been established by the Commission and the Company is required to report in this Proxy Statement any failure of its directors, executive officers and more than ten percent stockholders to file by these dates.

    Based solely on a review of the copies of such forms and amendments thereto received by the Commission, or written representations from certain reporting persons, the Company believes that during 1996 all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were met.

                           RELATED PARTY TRANSACTIONS

    Mr. Turner guarantees the Company's obligations under the lease for a nursing home in Connecticut that is owned by Mr. Karkomi. Mr. Turner is the guarantor of subleases on four facilities in Illinois, the sublessor of which is a company co-owned by Mr. Karkomi. Mr. Karkomi's company, in turn, is the guarantor of the master lease. Mr. Turner also guarantees the Company's obligations under three facility leases in Washington.

    In connection with the reorganization in April 1993 of various legal entities that became wholly owned subsidiaries of the Company and the termination of S corporation status for certain of the Company's subsidiaries, Mr. Turner and his spouse (the "Indemnitees") entered into a tax indemnity agreement (the "Tax Indemnity Agreement") with the Company and such subsidiaries. The Tax Indemnity Agreement provides that the Company and such subsidiaries will indemnify the Indemnitees from all liabilities and claims, subject to certain limitations, that the Indemnitees may sustain for payment of federal and state income taxes in connection with any tax adjustments relating to such subsidiaries when they were taxed as S corporations to the extent that the Company or such subsidiaries receive favorable tax adjustments subsequent to the years such subsidiaries were taxed as S corporations. In addition, Sundance, the Company's rehabilitation therapy subsidiary, entered into an agreement with Mr. Turner whereby Sundance agreed to change its method of accounting for income tax purposes from the cash basis to the accrual basis so as to be consistent with financial statement reporting. Pursuant thereto, Sundance approved a distribution to Mr. Turner out of its prior accumulated S corporation earnings in an amount sufficient to cover certain of his tax obligations; the Company paid $3,682,000 in 1994 and 1993 to cover such tax obligations. While Sundance and Mr. Turner believe such distribution will not be taxable to Mr. Turner, Sundance has agreed to indemnify him against any tax liability resulting from such payment.

    In April 1995, the Company paid Mr. Turner $504,884 as reimbursement for expenses incurred by him as a selling stockholder in the Company's December 1994 underwritten public offering of Common Stock.

    Kenneth C. Noonan, Senior Vice President--SunSolution, is indebted to the Company in the amount of $220,000. The Company entered into a short-term loan with Mr. Noonan in connection with his relocation to the Company's headquarters in Albuquerque. Mr. Noonan does not pay interest on this loan.

    See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" for a description of certain relationships between the Company and the members of the Compensation Committee of the Board of Directors.

                         COMPENSATION COMMITTEE REPORT

    This report sets forth information on the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company during 1996 and has been prepared by the Compensation Committee (the "Committee") of the Board of Directors.

    At the beginning of the 1996 fiscal year, the Committee was comprised of three members, John E. Bingaman, R. James Woolsey and Zev Karkomi, all non-employee directors of the Company. In June 1996, following the annual meeting of stockholders, Mr. Bingaman and Mr. Karkomi were replaced by Lois E. Silverman and Martin G. Mand, also non-employee directors of the Company. In June 1997, Mr. Woolsey resigned from the Compensation Committee and in July 1997 James R. Tolbert, III, also a non-employee director of the Company, was elected to the Committee. The basis for the changes in committee membership was to ensure that the Committee is composed solely of "outside directors" for purposes of Section 162(m) of the Code. Under Section 162(m), persons who are remunerated by the Company, either directly or indirectly, in any capacity other than as a director do not qualify as "outside directors." See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions."

COMPENSATION PHILOSOPHY

    The Company has pursued and intends to continue to pursue a long-term operating strategy of growth through (i) selective acquisitions of long-term and subacute care facility operations, (ii) increased facility profitability through active marketing and by offering rehabilitation therapy, subacute care, institutional pharmaceutical services and other specialized services, and (iii) expansion of rehabilitation therapy and institutional pharmaceutical services provided primarily to non-affiliated long-term and subacute care facilities. The objectives of the compensation program for executives of the Company are to attract and retain the highest quality senior management team possible, to motivate exceptional performance, and to inspire teamwork among the executives and loyalty to the Company's objectives.

    In July 1996 the Company engaged Deloitte & Touche LLP as compensation consultants to review the total compensation provided to the Company's senior executives, to compare such compensation to the compensation provided to executives in a selected peer group of companies and to determine whether the Company's then current compensation structure was appropriate to achieve the Company's objectives. Deloitte & Touche LLP completed its review in September 1996 and the results were then shared with the Committee. The Deloitte & Touche LLP findings and the Committee's responses to those findings are described below.

COMPENSATION PROGRAMS

    The Company subscribes to a total compensation philosophy. Compensation is a function of four factors: base salary; annual incentive bonus; long-term incentive compensation; and benefits, including retirement programs and perquisites.

BASE SALARIES

    In March of each year the Committee reviews the base salary of each executive officer of the Company to determine whether adjustments are appropriate. With respect to executives other than the Chief Executive Officer, the Committee considers the recommendations of Mr. Turner in determining salary adjustments. The base salary of the Chief Executive Officer is set by the Committee. Base salaries are intended to be competitive with base salaries paid by those organizations determined to be competitors of the Company and high performing companies. In its 1996 study, Deloitte & Touche LLP recommended that the base salaries of the Company's executives be increased so as to be within 90% of the market midpoint for each position, thereby holding down the fixed general and administrative expenses associated with base salary while placing more emphasis on performance-based incentives both short and long-term. Acting on the Deloitte & Touche LLP recommendations, the Committee decided that beginning in 1997 it would work towards establishing the executives' base salaries at the midpoint of competitor companies. Market surveys by an objective third party executive compensation firm will be conducted to determine competitor salaries at least every two years, when the Company's growth defines a different competitor group, or at the direction of the Committee.

    MR. TURNER. On April 8, 1996, the Committee resolved to maintain Mr. Turner's annual salary payable pursuant to his Employment Agreement at $500,000. The Committee's determination not to increase Mr. Turner's salary for 1996 was based upon Mr. Turner's own recommendation.

    OTHER EXECUTIVE OFFICERS. The 1996 salaries of the Company's executive officers (including the Named Executive Officers) were established by the Committee at levels believed to be competitive with opportunities available to such officers in the healthcare industry. In establishing these salaries, the Committee also evaluated the responsibilities of the position held by and the experience of each officer, and the performance of each such officer in achieving individual and organizational goals during the year.

ANNUAL INCENTIVE BONUS

    The Company's annual incentive bonus program for executive officers is designed to motivate exceptional operational performance which results in the attainment of the Company's annual financial, strategic and quality goals. At the recommendation of the Chief Executive Officer of the Company, the annual bonus plan for Senior Vice Presidents for 1996 provided for bonuses of up to 40% of the base salary of each executive involved based upon a combination of objective and qualitative factors including the Company's achievement of preestablished earnings objectives. With respect to executives other than the Chief Executive Officer, the Committee considered the recommendations of Mr. Turner in determining actual bonus payouts. In its study, Deloitte & Touche LLP recommended that the annual incentive plan include all members of the executive management team and that targeted incentives be developed with a system of tiers using system-wide performance criteria. Acting on the Deloitte & Touche LLP recommendations, the Committee decided that the annual bonus opportunity for the senior management team would include all senior executives and be competitive with the market midpoint, as determined by the Deloitte & Touche LLP survey, with the actual payout determined by performance measured in accordance with the Company's annual bonus plan.

    The Committee recognizes that during 1996 the price of the Common Stock did not rise at a rate comparable to the stock market in general. The Committee believes, however, that the stock price in 1996 was affected by factors largely beyond the control of Mr. Turner and the Company's other senior executives. Among those factors were the ongoing governmental inquiry regarding some of the billing practices of the Company, the continuing congressional debate over deficit reduction which contemplated reduced Medicare reimbursements to long term care providers, and speculation over salary equivalency reimbursement rates for certain therapy services.

    MR. TURNER. Mr. Turner was awarded a bonus of $250,000 for 1996. In determining Mr. Turner's bonus, the Committee considered several factors, including Mr. Turner's success in setting a vision for the Company's future, strengthening the Company's senior management team, and leading and achieving continued growth in each of the Company's major lines of business.

    OTHER NAMED EXECUTIVE OFFICERS. Based on their success in achieving their objectives for 1996, the Committee approved bonuses of $125,000 to Mr. Wimer, $125,000 to Mr. Woltil, and $100,000 to Mr. Murphy.

LONG TERM INCENTIVE COMPENSATION

    In 1996, the Committee approved grants of options to purchase a total of 55,000 shares of the Common Stock to three of the Named Executive Officers pursuant to the 1996 Combined Incentive and Non-qualified Stock Option Plan. The foregoing options will become exercisable over three years at the rate of one-third of the shares issuable thereunder each year, beginning on the first anniversary of the date of the option. This vesting period is based upon the Committee's belief that stock options that vest over a period of time provide a strong incentive for key employees to remain with the Company and contribute to its long-term growth and profitability. These awards are intended to enhance the stability of the Company's management team during the next several years which are of critical importance to the Company's growth, as well as to provide incentives for individual performance that coincide with the enhancement of stockholder value.

    In its September 1996 study, Deloitte & Touche LLP determined that the Company's long term incentive compensation was not competitive with peer group organizations and recommended that actions be taken to align the Company's long term incentive opportunity for each executive with the targeted market midpoint. Specifically, Deloitte & Touche LLP recommended that a one-time restricted stock award be made to certain executive officers to create immediate equity ownership among the executive team that is competitive with the long term incentives earned by their counterparts within the peer group studied by Deloitte & Touche LLP, and that the Company adopt a new equity-based compensation plan to provide for such awards. The Committee approved these recommendations on October 21, 1996 and accordingly commenced the process of developing the Stock Incentive Plan, for which stockholder approval is sought at the Annual Meeting. See "Proposal No. 2--Approval of the Sun Healthcare Group, Inc. 1997 Stock Incentive Plan."

    The Stock Incentive Plan is designed to promote a high level of contribution to the long term goals of the Company through the provision of a variety of equity-based and equity-related awards, which include stock options, stock appreciation rights, restricted stock, performance units and other forms of stock awards. Awards under the Stock Incentive Plan will be granted in order to reward excellence in performance and/or contribution to the attainment of the Company's long-term objectives. Based upon the Deloitte & Touche LLP recommendation that restricted stock be granted to certain of the Company's executive officers in order to make their long term compensation competitive with that earned by their counterparts within the Company's peer group, the Committee has approved such awards subject to stockholder approval of the Stock Incentive Plan. See "Proposal No. 2--Approval of the Sun Healthcare Group, Inc. 1997 Stock Incentive Plan--New Plan Benefits."

BENEFITS

    The Company's executives receive the retirement, health and welfare benefits which are available to all the Company employees. Executives are eligible for participation in the Company's 401(k) Retirement Savings Plan, consistent with annually-determined limits for highly compensated employees and Federal contribution limits. A non-qualified, voluntary Executive Deferred Compensation Plan is also available for the Company's senior managers, with no matching provision. Other benefits, or perquisites which are approved by the Committee, such as a company automobile, may be provided at the discretion of the Chief Executive Officer with approval of the Committee.

POLICY ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Under Section 162(m) of the Code, the Company is generally precluded from deducting compensation in excess of $1 million per year for its Chief Executive Officer and any of its four highest-paid executive officers, unless the payments are made under qualifying performance-based plans. As discussed above, the composition of the Committee changed during 1996 in order to ensure that Section 162(m)'s requirements for deductibility will be met with respect to certain compensation paid to these executive officers of the Company. The Company intends that certain compensation paid pursuant to the 1996 Combined Incentive and Non-qualified Stock Option Plan and the 1997 Stock Option Plan being submitted to stockholders at the Annual Meeting will qualify for exemption under
Section 162(m) and thus not be counted toward the $1 million limitation.

    While it is the Committee's intention to maximize the deductibility of compensation paid to executive officers, deductibility will be only one among a number of factors used by the Committee in ascertaining appropriate levels or modes of compensation. The Company intends to maintain the flexibility to compensate executive officers based upon an overall determination of what it believes to be in the best interests of the Company and its stockholders.

                                          Lois E.Silverman, Chairperson
                                          Martin G. Mand
                                          James R. Tolbert, III

                         STOCK PRICE PERFORMANCE GRAPH

    The following graph and chart compare the cumulative total stockholder return for the period from July 2, 1993 through December 31, 1996 on an investment of $100 in (i) Common Stock, (ii) the New York Stock Exchange market index and (iii) the Media General Health Institutional Services Industry Group Index ("MG Group Index," which consists of approximately 266 institutional health services companies). Cumulative total stockholder return assumes the reinvestment of all dividends. Stock price performances shown in the graph are not necessarily indicative of future price performances.

                         COMPARISON OF COMULATIVE TOTAL
                  RETURN SINCE JULY 1993 AMONG SUN HEALTHCARE
                   GROUP, INC., THE NYSE MARKET INDEX AND THE
                                 MG GROUP INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                SUN HEALTHCARE        MG GROUP INDEX        NYSE MARKET INDEX
7/2/1993                  $100.00               $100.00                  $100.00
12/31/1993                $136.73               $121.72                  $107.39
12/30/1994                $207.14               $135.10                  $105.31
12/29/1995                $110.20               $169.09                  $136.55
12/31/1996                $110.20               $168.18                  $164.48

                 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                    PARTICIPATION IN COMPENSATION DECISIONS

    At the beginning of the 1996 fiscal year, the Compensation Committee was comprised of three members, John E. Bingaman, R. James Woolsey and Zev Karkomi, all non-employee members of the Board of Directors. In June 1996, following the annual meeting of stockholders, Mr. Bingaman and Mr. Karkomi were replaced by Lois E. Silverman and Martin G. Mand, also non-employee members of the Board of Directors. None of these directors were employees of the Company.

    The Company's nursing home subsidiary, Sunrise, is a lessee or sublessee of 56 facilities from partnerships or corporations in which Mr. Karkomi is a general partner, stockholder or director. The Company also leases two facilities from Mr. Karkomi as an individual. These arrangements were entered into from February 1989 to March 1997, with varying lease terms. Approximately 50% of the facilities are under ten-year terms. The aggregate lease payments, including base rents, contingent rents and other miscellaneous payments in connection with these leases, totaled approximately $15,451,000 in 1996. Aggregate lease installments paid since lease inception and all payments due through lease termination, together with known adjustments to those lease amounts, total approximately $216,200,000.

    Sunrise and a limited partnership in which Mr. Karkomi is a general partner entered into various agreements pursuant to which Sunrise operated a nursing facility owned by the partnership. Sunrise operated the facility as a licensee from July 1996 until September 1996. Pursuant to these agreements, the Company is entitled to approximately $289,000 from the limited partnership in which Mr. Karkomi is a general partner and/or accounts receivable of the facility for certain costs in excess of revenues for the period the nursing facility was operated by the Company, which amount was approximately $1.2 million.

    Mr. Turner guarantees the Company's obligations under the lease for a nursing home in Connecticut that is owned by Mr. Karkomi. Mr. Turner is the guarantor of subleases on four facilities in Illinois, the sublessor of which is a company co-owned by Mr. Karkomi. Mr. Karkomi's company, in turn, is the guarantor of the master lease. Mr. Turner also guarantees the Company's obligations under three facility leases in Washington.

    Sunrise is a lessee or assignee of seven facilities from partnerships in which Mr. Bingaman has an equity interest of greater than ten percent. Each of these lease arrangements was entered into prior to the closing of the acquisition of Honorcare. All of the leases commenced on July 13, 1993 and terminate in 2001. The aggregate lease payments, including base rents, contingent rents and other miscellaneous payments in connection with these leases, totaled approximately $2,180,000 in 1996. Aggregate lease installments paid since lease inception and all payments due through lease termination, together with known adjustments to lease amounts, total approximately $16,414,000.

    The Company believes the terms of all of the foregoing transactions are as favorable to the Company as those that could have been obtained from non-affiliated parties in arm's-length transactions. However, the Company's contractual relationship with entities affiliated with members of the Board of Directors creates the potential for conflicts of interest.

    No executive officer of the Company during the last fiscal year served as a member of a compensation committee or director of another entity in a situation in which an executive officer of such other entity served as a member of the Company's Compensation Committee.

                   APPROVAL OF THE SUN HEALTHCARE GROUP, INC.
                           1997 STOCK INCENTIVE PLAN
                                (PROPOSAL NO. 2)

    The Board of Directors seeks stockholder approval of the Sun Healthcare Group, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan"). The Board of Directors adopted the Stock Incentive Plan on January 15, 1997, subject to approval by the stockholders of the Company. Approval of the adoption of the Stock Incentive Plan requires the affirmative vote of a majority of the outstanding shares of the Common Stock represented and entitled to vote at the Annual Meeting. The Stock Incentive Plan will be effective as of the date of its approval by the stockholders of the Company.

    The Stock Incentive Plan replaces the Sun Healthcare Group, Inc. 1996 Combined Incentive and Non-qualified Stock Option Plan (the "Predecessor Stock Plan"). Assuming the Stock Incentive Plan is approved at the Annual Meeting, no further awards will be made under the Predecessor Stock Plan.

    A summary of certain material provisions of the Stock Incentive Plan is set forth below. The summary is qualified in its entirety be reference to the full text of the Stock Incentive Plan, which is attached to this Proxy Statement as Exhibit A.

DESCRIPTION OF STOCK INCENTIVE PLAN

    PURPOSES AND ELIGIBILITY. The purposes of the Stock Incentive Plan are to attract, retain and motivate officers and other key employees and consultants of the Company, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company. The Stock Incentive Plan authorizes the issuance of certain awards ("Awards") to such individuals. The Company estimates that as of July 1, 1997, approximately 500 individuals will be eligible to participate in the 1997 Stock Incentive Plan.

    SHARES AVAILABLE UNDER THE STOCK INCENTIVE PLAN. An aggregate of 4,500,000 shares of Common Stock are authorized for issuance under the Stock Incentive Plan. The number of shares available for issuance under the Stock Incentive Plan will be proportionately adjusted in the event of certain changes in the Company's capitalization, a merger, or a similar transaction. Shares issued pursuant to the Stock Incentive Plan may be newly issued shares, treasury shares or any combination thereof.

    ADDITIONAL LIMITS. In addition to the overall share limit, two special limits apply. First, in accordance with the requirements under the regulations promulgated under Section 162(m) of the Code, no eligible individual may receive grants of Awards with respect to an aggregate of more than 400,000 shares of Common Stock in respect of any fiscal year of the Company. Second, in accordance with the requirements under Section 422 of the Code pertaining to incentive stock options, the number of shares of Common Stock that may be issued pursuant to incentive stock options under the Stock Incentive Plan may not exceed, in the aggregate, 500,000 shares.

    ADMINISTRATION. The Compensation Committee of the Board of Directors (the "Committee") will administer the Stock Incentive Plan, select participants from among eligible individuals, and determine the size, form, terms and conditions of Awards, including those related to vesting, forfeiture, payment and exercisability. Subject to certain limitations, the Committee may from time to time delegate some or all of its authority to one or more officers of the Company.

    AWARDS GENERALLY. The Stock Incentive Plan authorizes the following Awards based upon the Common Stock: (i) stock options; (ii) stock appreciation rights, which may be granted in tandem with or independently of stock options; (iii) stock awards; (iv) performance share awards; (v) Section 162(m) awards; and (vi) other forms of awards which the Committee determines to be consistent with the purposes of the Stock Incentive Plan and the interests of the Company.

    The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) will be determined by the Committee. The Committee shall also have authority to determine the effect, if any, that a participant's termination of employment will have on the vesting, exercisability, payment or lapse of restrictions applicable to an Award.

    No Awards may be made under the Stock Incentive Plan after the tenth anniversary of the date on which the Stock Incentive Plan is approved by stockholders.

    AWARDS--STOCK OPTIONS. Stock options awarded under the Stock Incentive Plan may be either non-qualified stock options or incentive stock options within the meaning of Section 422 of the Code. Under the terms of the Stock Incentive Plan, the per share exercise price of a stock option shall be no less than 100% of the fair market value of the Common Stock on the date of grant (subject to a limited exception for options assumed in connection with the acquisition of another entity by the Company). The term of a stock option will be fixed by the Committee upon grant and may not exceed ten years.

    The exercise price of a stock option may be paid in cash or previously owned stock or a combination thereof. Stock options may also be exercised through a "cashless exercise" procedure that affords participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of a stock option in order to generate sufficient cash to pay the exercise price and/or to satisfy withholding tax obligations related to exercise.

    AWARDS--STOCK APPRECIATION RIGHTS. Stock appreciation rights entitle a participant to receive upon exercise an amount equal to the excess, if any, of the fair market value on the date of exercise of the number of shares of Common Stock subject to the stock appreciation right over the applicable exercise price. At the discretion of the Committee, payments to a participant upon exercise of a stock appreciation right may be made in cash, shares of Common Stock or a combination thereof. Stock appreciation rights may be granted alone or in tandem with stock options.

    AWARDS--STOCK AWARDS. Stock Awards consist of one or more shares of Common Stock granted or offered for sale to a participant subject to terms and conditions, including vesting requirements or restrictions on transferability, as determined by the Committee.

    AWARDS--PERFORMANCE SHARE AWARDS. Performance Share Awards entitle a participant to receive shares of Common Stock upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate. Payment in settlement of a Performance Share Award will be made as soon as practicable following the conclusion of the applicable performance period in shares of Common Stock, in an equivalent amount of cash or in a combination of Common Stock and cash, as the Committee determines.

    AWARDS--OTHER AWARDS. The Committee has the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards may also include cash payments based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock.

    AWARDS--SECTION 162(M) AWARDS. Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company, as determined pursuant to the rules of the Commission, unless the payments are made under qualifying performance-based plans and upon the attainment of certain performance goals. The Stock Incentive Plan contains special provisions that are intended to enable the Committee, if it so chooses, to make Awards to Company officers who are subject to Section 162(m) (the "Section 162(m)

Officers") that will constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

    Section 162(m) Awards may consist of stock options, stock appreciation rights, stock awards, performance share awards or other forms of awards the vesting, exercisability and/or payment of which is conditioned upon the attainment for the applicable performance period of specified performance targets related to designated performance goals for such period selected by the Committee. Performance goals will be selected from among the following performance criteria: (i) net revenue, (ii) net earnings, (iii) operating earnings or income, (iv) absolute and/or relative return on equity or assets,
(v) earnings per share, (vi) cash flow, (vii) pretax profits, (viii) earnings growth, (ix) revenue growth, (x) book value per share, (xi) stock price and
(xii) performance relative to peer companies, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures.

    In addition to the foregoing, the Committee may also grant Section 162(m) Officers stock options or stock appreciation rights which may, pursuant to the regulations promulgated under Section 162(m), be qualified as performance-based compensation for Section 162(m) purposes without regard to the foregoing.

    CHANGE IN CONTROL. In the event of a change in control and except as the Committee may otherwise determine, all outstanding stock options and stock appreciation rights will become fully exercisable, all restrictions and conditions of all stock awards then outstanding will lapse, all performance share awards will be deemed to have been fully earned, and in the case of a change in control involving a merger or consolidation of the Company in which the Company is not the surviving corporation or becomes a wholly owned subsidiary of another entity, outstanding stock options that are not exercised as of the date of the change in control will be converted into options to acquire common stock of the survivor on substantially the same terms and conditions as the original option, with appropriate adjustments as to the number and kind of shares and exercise prices.

    For purposes of the Stock Incentive Plan, a change in control is defined as
(i) an acquisition of more than 33 1/3% of the then outstanding voting stock of the Company by any person or group other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company; (ii) approval by the stockholders of the Company and a majority of the non-employee directors of the Company of a merger or consolidation of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 66 2/3% of the combined voting power of the voting securities of the Company or other surviving entity outstanding immediately after the merger or consolidation;
(iii) approval by the stockholders of the Company of a plan of reorganization or an agreement for the sale or disposition of all or substantially all of the Company's assets; or (iv) a change in Board composition during any two consecutive years such that individuals who constitute the Board of Directors at the beginning of the period and subsequently elected members whose election is approved by at least a majority of such members or their successors whose election was so approved or recommended, cease to constitute at least a majority of the Board of Directors.

    AMENDMENTS. The Board of Directors or the Committee may amend or terminate the Stock Incentive Plan at any time, except that stockholder approval is required to increase the maximum number of shares issuable under the plan or to reduce the exercise price of any outstanding stock option or stock appreciation right. No amendment or termination may adversely affect a participant's rights with respect to previously granted Awards without his or her consent.

    STOCK PRICE. On August 11, 1997, the closing price of the Common Stock on the New York Stock Exchange was $20 3/16.

NEW PLAN BENEFITS

    Based upon the recommendation of Deloitte & Touche LLP in its September 1996 study of the Company's compensation practices (see "Compensation Committee Report"), and subject to stockholder approval of the Stock Incentive Plan, on January 20, 1997 and July 25, 1997 the Committee approved the restricted stock awards under the Stock Incentive Plan to certain officers of the Company indicated in the chart below. As awards under the Stock Incentive Plan are authorized by the Committee in its discretion, it is not possible to determine the additional benefits or amounts, if any, that will be received by any employees or group of employees in 1997, or the benefits or amounts that will be received by any employees or group of employee in future years.

                                                                                                    NUMBER OF
                                                                                                    RESTRICTED
                                                                                DOLLAR VALUE          SHARES
NAME AND POSITION                                                                  ($)(1)              (#)
----------------------------------------------------------------------------  -----------------  ----------------
Andrew L. Turner............................................................    $   3,419,875          251,000
Robert A. Levin.............................................................        1,622,250          122,000
Mark G. Wimer...............................................................        1,689,500          124,000
Robert D. Woltil............................................................           89,925           66,000
Robert F. Murphy............................................................          803,875           59,000
All executive officers as a group (11 persons)..............................       10,203,250          746,000
All non-employee directors as a group.......................................                0                0
All employees (other than executive officers) as a group....................          490,000           36,000

------------------------

(1) Based on the average of the high and low prices of the Common Stock, as reported on the New York Stock Exchange, on the date of grant.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion addresses certain federal income tax consequences in connection with the Stock Incentive Plan. State tax treatment is subject to individual state laws and is not reviewed in this discussion.

    NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option will not result in the recognition of taxable income by the participant or in a deduction to the Company. Upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of Common Stock on the date of exercise over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and a tax deduction is allowable equal to the amount of such income (subject to the satisfaction of certain conditions in the case of stock options exercised by Section 162(m) Officers). Gain or loss upon a subsequent sale of any Common Stock received upon the exercise of a non-qualified stock option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the participant.

    INCENTIVE STOCK OPTIONS. An incentive stock option results in no taxable income to the participant and no deduction to the Company at the time it is granted or exercised. If the participant retains the shares of Common Stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain is treated as long-term capital gain. If the shares are disposed of during this period, the option will be treated as a non-qualified stock option. The Company receives a tax deduction only if the shares are disposed of during such period. The deduction is equal to the amount of taxable income to the participant.

    STOCK APPRECIATION RIGHTS. No income is recognized by the recipient of a stock appreciation right until cash representing the amount of the appreciation or the equivalent amount in shares of Common

Stock are transferred to the participant pursuant to exercise of the right. The amount of income will equal the cash amount (or fair market value of shares) so delivered and will be ordinary income. The Company will be entitled to a deduction at the same time and in the same amount (subject to the satisfaction of certain conditions in the case of stock appreciation rights exercised by
Section 162(m) Officers).

    STOCK AWARDS. No income will be recognized by a participant who is granted a stock award if the Award is subject to a substantial risk of forfeiture or restrictions on transferability, unless the participant makes a special election with the Internal Revenue Service pursuant to Section 83(b) of the Code to be taxed at the time of grant. Upon lapse of the risk of forfeiture or restrictions on transferability, the participant will be taxed at ordinary income tax rates on the then fair market value of the Common Stock and a corresponding deduction will be allowable to the Company (subject to the satisfaction of certain conditions in the case of stock awards granted to Section 162(m) Officers). The participant's basis in the Common Stock will be equal to the ordinary income so recognized. Upon subsequent disposition of such Common Stock, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

    Pursuant to Section 83(b) of the Code, a participant may elect within 30 days of receipt of the stock award to be taxed at ordinary income tax rates on the fair market value of the Common Stock comprising the stock award at the time of award. If the election is made, the Company will be entitled to a corresponding deduction. No income will be recognized, and no deduction allowed the Company, upon lapse of the risk of forfeiture or restrictions on transferability.

    PERFORMANCE SHARE AWARDS. A participant who receives a performance share award will be taxed at ordinary income tax rates on the then fair market value of the shares of Common Stock distributed at the time of payment in settlement of such performance share award and a corresponding deduction will be allowable to the Company at that time (subject to the satisfaction of certain conditions in the case of performance share awards granted to Section 162(m) Officers). The participant's basis in the shares of Common Stock will be equal to the amount taxed as ordinary income so recognized. Gain or loss upon a subsequent disposition of such shares will be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE STOCK INCENTIVE PLAN.

                   APPROVAL OF THE SUN HEALTHCARE GROUP, INC.
                    1997 NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                (PROPOSAL NO. 3)

    The Board of Directors of the Company seeks stockholder approval of the Sun Healthcare Group, Inc. 1997 Non-Employee Directors' Stock Plan (the "Directors Stock Plan"), which provides for awards of restricted shares and stock options to the Company's non-employee directors. The Board of Directors adopted the Directors Stock Plan on April 11, 1997, subject to approval by the stockholders of the Company at the Annual Meeting. Approval of the adoption of the Directors Stock Plan requires the affirmative vote of a majority of the outstanding shares of the Common Stock of the Company represented and entitled to vote at the meeting. The Directors Stock Plan will be effective as of the date of its approval by the stockholders of the Company.

    The Directors Stock Plan replaces the 1995 Non-Employee Directors' Stock Option Plan (the "Predecessor Directors Plan"). Assuming the Directors Stock Plan is approved at the Annual Meeting, no further awards will be made under the Predecessor Directors Plan.

    A summary of certain material provisions of the Directors Stock Plan is set forth below. The summary is qualified in its entirety be reference to the full text of the Directors Stock Plan, which is attached to this Proxy Statement as Exhibit B.

DESCRIPTION OF DIRECTORS STOCK PLAN

    PURPOSES AND ELIGIBILITY. The purposes of the Directors Stock Plan are to retain the services of qualified persons who are not employees of the Company to serve as members of the Board of Directors and to secure for the Company the benefit of the incentives inherent in increased stock ownership by such directors. Only directors who are not employees of the Company may participate in the Directors Stock Plan. There are currently six such directors who are eligible to participate in the Directors Stock Plan: Ms. Silverman and Messrs. Bingaman, Mand, Tolbert, Woolsey and Karkomi.

    SHARES AVAILABLE UNDER THE DIRECTORS STOCK PLAN. A total of 400,000 shares of Common Stock will be reserved for issuance under the Directors Stock Plan, which amount will be proportionately adjusted in the event of certain changes in the Company's capitalization, a merger, or a similar transaction. Shares issued pursuant to the Directors Stock Plan may be either authorized but unissued shares, treasury shares or a combination thereof.

    ADMINISTRATION. The Directors Stock Plan will be administered by a committee consisting exclusively of members of the Board of Directors who are non-employee directors. The committee will have authority to adopt such rules as it deems necessary to carry out the purposes of the Directors Stock Plan and to construe and interpret the plan.

    RESTRICTED RETAINER SHARES. The Directors Stock Plan provides that, commencing with the Annual Meeting, each non-employee director of the Company who will remain in office following the date of an annual meeting may elect to receive up to one-half of his or her annual retainer and Committee Chairperson Fee in the form of restricted shares (the "Restricted Retainer Shares"). The number of Restricted Retainer Shares awarded to each non-employee director will be determined by dividing 110% of the portion of the annual retainer to be received in shares of Common Stock by the fair market value of a share of Common Stock on the date of such annual meeting. Restricted Retainer Shares will vest over a one-year period on a quarterly basis commencing with the first day of the calendar quarter coincident with or first succeeding the date of grant, subject to early vesting in the event a non-employee director's service on the Board of Directors terminates by reason of death, disability, retirement or involuntary termination of service other than for cause.

    RESTRICTED GRANT SHARES. The Directors Stock Plan also provides that at the annual meeting coincident with or first succeeding a non-employee director's initial election to the Board of Directors, each non-employee director will receive a grant of 5,000 restricted shares (the "Restricted Grant Share"). At each annual meeting thereafter, provided that the non-employee director will remain in office following the date of such annual meeting, he or she will receive an additional award of 2,000 Restricted Grant Shares. Restricted Grant Shares will vest in three equal installments as of each of the first three annual meetings following the date of grant, subject to early vesting in the event a non-employee director's service on the Board of Directors terminates by reason of death, disability, retirement or involuntary termination of service other than for cause.

    STOCK OPTION GRANTS. The Directors Stock Plan provides for automatic grants of non-qualified stock options ("Director Options") to non-employee directors. Each non-employee director will receive at the annual meeting coincident with or first succeeding his or her initial election to the Board of Directors, an option to purchase 10,000 shares of Common Stock. At each annual meeting thereafter, provided that the non-employee director will remain in office following the date of such annual meeting, he or she will receive an additional option to purchase 4,000 shares of Common Stock. All Director Options will have a per share exercise price equal to the fair market value of the shares on the date of award. Such exercise price may be paid in cash or previously owned stock or a combination thereof.

    All Director Options (i.e., both initial and annual grants) will vest in equal installments on each of the first three annual meetings following the date of grant, subject to early vesting in the event a non-employee director's service on the Board of Directors terminates by reason of death, disability, retirement or involuntary termination of service other than for cause.

    All Director Options expire at the annual meeting that occurs in the tenth year following the date of grant. If a non-employee director's service on the Board of Directors terminates due to death, retirement or involuntary termination other than for cause, all Director Options must be exercised within three years following such termination (subject to earlier expiration as described above). If a non-employee director's service on the Board of Directors terminates for any other reason, such non-employee director must exercise any Director Options that have vested as of the date of such termination within the six month period following such termination (subject to earlier termination as described above) and all Director Options that have not vested as of the date of such termination will immediately expire.

    AMENDMENTS. The Board of Directors of the Company may amend or terminate the Directors Stock Plan at any time, except that stockholder approval is required to increase the maximum number of shares issuable under the Directors Stock Plan. The consent of a non-employee director is required to the extent that any amendment or termination would adversely affect such non-employee director's rights with respect to any previously granted award. Unless earlier terminated, the Directors Stock Plan will terminate as of the tenth anniversary of the effective date, and no further awards will be made under the Directors Stock Plan after that date.

    STOCK PRICE. On August 11, 1997, the closing price of the Common Stock on the New York Stock Exchange was $20 3/16.

NEW PLAN BENEFITS

    As the number of Restricted Retainer Shares which a Non-Employee Director will receive will be determined in the future, based upon his or her election with respect thereto, the amount of such awards are not readily determinable. The following table sets forth the number of Restricted Grant Shares and Director Options that will be awarded to the present non-employee directors under the Directors Stock Plan in 1997, if the stockholders approve the Directors Stock Plan:

                                                                                                           NUMBER OF
                                                                               NUMBER OF RESTRICTED    DIRECTOR OPTIONS
NAME AND POSITION                                         DOLLAR VALUE ($)       GRANT SHARES (#)             (#)
------------------------------------------------------  ---------------------  ---------------------  -------------------
Current directors who are not executive officers (6
  persons)............................................               (1)                12,000                24,000

------------------------

(1) The dollar value of these awards cannot be determined because the value depends on the price of the Common Stock and, in the case of the Director Options, other factors, on September 18, 1997, the date of the Annual Meeting.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion addresses certain federal income tax consequences in connection with the Directors Stock Plan. State tax treatment is subject to individual state laws and is not reviewed in this discussion.

    RESTRICTED RETAINER SHARES AND RESTRICTED GRANT SHARES. No income will be recognized by a non-employee director who is granted an award of restricted stock if the award is subject to a substantial risk of forfeiture or restrictions on transferability, unless the participant makes a special election with the Internal Revenue Service pursuant to Section 83(b) of the Code to be taxed at the time of grant. Upon lapse of the risk of forfeiture or restrictions on transferability, the grantee will be taxed at ordinary income tax rates on the then fair market value of the Company's common stock and a corresponding deduction will be allowable. The grantee's basis in the Common Stock will be equal to the ordinary income so recognized. Upon subsequent disposition of such common stock, the grantee will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

    Pursuant to Section 83(b) of the Code, a non-employee director may elect within 30 days of receipt of the restricted stock award to be taxed at ordinary income tax rates on the fair market value of the Common Stock comprising the restricted stock award at the time of award. If the election is made, the Company will be entitled to a corresponding deduction. No income will be recognized, and no deduction allowed the Company, upon lapse of the risk of forfeiture or restrictions on transferability.

    DIRECTOR OPTIONS. The grant of a Director Option will not result in the recognition of taxable income by the grantee or in a deduction to the Company. Upon exercise, a grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. A tax deduction is allowable to the Company in an amount equal to the amount of such income. Gain or loss upon a subsequent sale of any common stock received upon the exercise of a Director Option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE DIRECTORS STOCK PLAN.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 4)

    The Board of Directors recommends that the stockholders ratify the selection of Arthur Andersen LLP as independent public accountants to audit the accounts of the Company and its subsidiaries for 1997.

    A representative of Arthur Andersen LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to answer appropriate questions.

    The ratification of the selection of Arthur Andersen LLP is being submitted to the stockholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection of independent public accountants, the Board will consider it a directive to consider selecting other public accountants for the subsequent year. Even if the stockholders ratify the selection, the Board of Directors, in its discretion, may still direct the appointment of new independent public accountants at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1997.

                         ANNUAL REPORT TO STOCKHOLDERS

    The Company's Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1996 (the "Annual Report"), which includes financial statements for the year ended December 31, 1996, has been distributed to stockholders prior to the date of delivery of this Proxy Statement.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (AS AMENDED BY FORM 10-K/A FILED APRIL 30, 1997), MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO INVESTOR RELATIONS, SUN HEALTHCARE GROUP, INC., 101 SUN LANE, N.E., ALBUQUERQUE, NEW MEXICO 87109, OR BY TELEPHONE REQUEST TO (505) 856-2341.

                        APPRAISAL AND DISSENTERS' RIGHTS

    Under Delaware law, holders of Common Stock are not entitled to appraisal or dissenters' rights with respect to the matters to be considered at the Annual Meeting.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matter properly comes before the Annual Meeting or any adjournment or postponement thereof and is voted upon, it is the intention of the persons named in the accompanying proxies to vote such proxies in accordance with the judgment of the Board of Directors.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders submitted pursuant to Rule 14a-8 of the Commission for inclusion in the proxy statement for the 1998 annual meeting of stockholders must be received by the Company at its principal executive offices at 101 Sun Lane, N.E., Albuquerque, New Mexico 87109 on or before December 31, 1997.

    Under the Company's bylaws, stockholders desiring to nominate persons for election as directors or bring other business before the stockholders at an annual meeting must notify the Secretary of the Company in writing not less than 60 days before the annual meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, or not less than 90 days before the annual meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting. Stockholders' notices must contain the specific information set forth in the bylaws. Stockholders will be furnished a copy of the Company's bylaws without charge upon written request to the Secretary of the Company.

                                                                       EXHIBIT A

                           SUN HEALTHCARE GROUP, INC.
                           1997 STOCK INCENTIVE PLAN

    1. PURPOSE. The purposes of the Sun Healthcare Group, Inc. 1997 Stock Incentive Plan (the "PLAN") are to attract, retain and motivate officers and other key employees and consultants of Sun Healthcare Group, Inc. (the "COMPANY"), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company. The Plan is being adopted as a replacement to the 1996 Combined Incentive and Nonqualified Stock Option Plan, under which no additional options shall be granted as of the Effective Date (as defined herein).

    2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as follows:

        "ADMINISTRATOR" means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

        "AFFILIATE" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

        "AWARD" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards, Section 162(m) Awards or other awards determined by the Committee.

        "AWARD AGREEMENT" means a written agreement or certificate granting an Award. An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan. The Committee may in its discretion require that an Award Agreement be executed by the Participant to whom the relevant Award is made.

        "BENEFICIAL OWNER" has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

        "BOARD" means the Board of Directors of the Company.

        A "CHANGE IN CONTROL" of the Company shall be deemed to have occurred when:

        (a) any "person" or "group" (within the meaning of Sections 13(d)]and 14(d)(2) of the Securities and Exchange Act of 1934, as amended (the "1934 ACT")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company (an "ACQUIRING PERSON"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33 1/3% of the then outstanding voting stock of the Company;

        (b) the shareholders of the Company and a majority of the non-employee directors of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

        (c) the shareholders of the Company approve a plan of reorganization (other than a reorganization or liquidation under the United States Bankruptcy Code or complete liquidation of the Company) or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets;

        (d) during any period of two consecutive years (beginning on or after the Effective Date), individuals who at the beginning of such period constitute the Board and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, no longer constitute a majority of the Board;

PROVIDED, HOWEVER, that a Change in Control shall not be deemed to have occurred in the event of

        (i) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company; or

        (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

        "CODE" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

        "COMBINED VOTING POWER" means the combined voting power of the Company's or other relevant entity's then outstanding voting securities.

        "COMMITTEE" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan.

        "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

        "ELIGIBLE INDIVIDUALS" means the individuals described in Section 6 who are eligible for Awards under the Plan.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

        "FAIR MARKET VALUE" means, in the event the Common Stock is traded on a recognized securities exchange or quoted by the National Association of Securities Dealers Automated Quotations on National Market Issues, an amount equal to the average of the high and low prices of the Common Stock on such exchange or such quotation on the date set for valuation or, if no sales of Common Stock were made on said exchange or so quoted on that date, the average of the high and low prices of the Common Stock on the next preceding day on which sales were made on such exchange or quotations; or, if the Common Stock is not so traded or quoted, that value determined, in its sole discretion, by the Committee.

        "INCENTIVE STOCK OPTION" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

        "NONQUALIFIED STOCK OPTION" means a Stock Option which is not an Incentive Stock Option.

        "PARENT" means any corporation which is a "parent corporation" within the meaning of Section 424(e) of the Code with respect to the relevant entity.

        "PARTICIPANT" means an Eligible Individual to whom an Award has been granted under the Plan.

        "PERFORMANCE PERIOD" means a fiscal year of the Company or such other period that may be specified by the Committee in connection with the grant of a Section 162(m) Award.

        "PERFORMANCE SHARE AWARD" means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.

        "PERSON" means any person, entity or "group" within the meaning of
    Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

        "SECTION 162(M) PARTICIPANT" means, for a given fiscal year of the Company, any Participant designated by the Committee by not later than 90 days following the start of such year as a Participant (or such other time as may be required or permitted by Section 162(m) of the Code) whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

        "STOCK APPRECIATION RIGHT" means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

        "STOCK AWARD" means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

        "STOCK OPTION" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

        "SUBSIDIARY" means (i) any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

        "SUBSTITUTE AWARD" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

    3.  ADMINISTRATION OF THE PLAN.

        (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals, (ii) to make Awards in accordance with the Plan,
    (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of a Participant's termination of employment with the Company or, subject to
    Section 16 hereof, of a Change in Control on the outstanding Awards granted to such Participant, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Award, (v) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) to construe and interpret any Award Agreement delivered under the Plan, (vii) to prescribe, amend and rescind rules and procedures relating to the Plan, (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions, (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan, and (x) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

        (b) PLAN CONSTRUCTION AND INTERPRETATION. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

        (c) DETERMINATIONS OF COMMITTEE FINAL AND BINDING. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

        (d) DELEGATION OF AUTHORITY. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; PROVIDED, HOWEVER, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals (A) who are subject on the date of the award to the reporting rules under Section 16(a) of the Exchange Act,
    (B) who are Section 162(m) Participants or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 17 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

        (e) LIABILITY OF COMMITTEE. No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such person's own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

    4. DURATION OF PLAN. The Plan shall remain in effect until terminated by the Board of Directors and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as defined in Section 18(k)).

    5. SHARES OF STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, 4,500,000 shares (the "SECTION 5 LIMIT"), of which the number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 500,000 shares. Such shares may be either authorized but unissued shares, treasury shares or any combination thereof. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

        (a) the number of Shares subject to outstanding Awards shall be charged against the Section 5 Limit; and

        (b) the Section 5 Limit shall be increased by:

            (i) the number of shares subject to an Award (or portion thereof) which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares,

            (ii) the number of shares tendered to pay the exercise price of a Stock Option or other Award, and

           (iii) the number of shares withheld from any Award to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award.

In addition, any shares underlying Substitute Awards shall not be counted against the Section 5 Limit set forth in the first sentence of this Section 5.

    6.  ELIGIBLE INDIVIDUALS.

        (a) ELIGIBILITY CRITERIA. Awards may be granted by the Committee to individuals ("ELIGIBLE INDIVIDUALS") who are officers or other key employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. Members of the Committee will not be eligible to receive Awards under the Plan. An individual's status as an Administrator will not affect his or her eligibility to participate in the Plan.

        (b) MAXIMUM NUMBER OF SHARES PER ELIGIBLE INDIVIDUAL. In accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Awards with respect to an aggregate of more than 400,000 shares of Common Stock in respect of any fiscal year of the Company. For purposes of the preceding sentence, any Award that is made as bonus compensation, or is made in lieu of compensation that otherwise would be payable to an Eligible Individual, shall be considered made in respect of the fiscal year to which such bonus or other compensation relates or otherwise was earned.

    7. AWARDS GENERALLY. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards, Section 162(m) Awards or other awards determined by the Committee. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Option or Stock Appreciation Right first becomes exercisable. The date of a Participant's termination of employment for any reason shall be determined in the sole discretion of the Committee. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

    8.  STOCK OPTIONS.

        (a) TERMS OF STOCK OPTIONS GENERALLY. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by Section 8(d) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options.

        (b) EXERCISE PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement, PROVIDED, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, PROVIDED that the excess of:

            (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over

            (ii) the aggregate exercise price thereof,

    does not exceed the excess of:

           (iii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

            (iv) the aggregate exercise price of such shares.

        (c) OPTION TERM. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; PROVIDED, HOWEVER, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted.

        (d) METHOD OF EXERCISE. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in cash or previously owned shares or a combination thereof and, if the applicable Award Agreement so provides, in whole or in part through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option.

    9. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the applicable Award Agreement. Upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in Shares, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise.

    10. STOCK AWARDS. Stock Awards shall consist of one or more shares of Common Stock granted or offered for sale to an Eligible Individual, and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. The shares of Common Stock subject to a Stock Award may, among other things, be subject to vesting requirements or restrictions on transferability.

    11. PERFORMANCE SHARE AWARDS. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be earned by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the applicable performance period, or at such other time as the Committee shall determine, in shares of Common Stock, in an equivalent amount of cash or in a combination of Common Stock and cash, as the Committee shall determine.

    12. OTHER AWARDS. The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

    13.  SECTION 162(M) AWARDS.

        (a) TERMS OF SECTION 162(M) AWARDS GENERALLY. In addition to any other Awards under the Plan, the Company may make Awards that are intended to qualify as "qualified performance-based compensation" for purposes of
    Section 162(m) of the Code ("SECTION 162(M) AWARDS"). Section 162(m) Awards may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards or Other Awards the vesting, exercisability and/or payment of which is conditioned upon the attainment for the applicable Performance Period of specified performance targets related to designated performance goals for such period selected by the Committee from among the performance goals specified in Section 13(b) below. Section 162(m) Awards will be made in accordance with the procedures specified in applicable Treasury regulations for compensation intended to be "qualified performance-based compensation."

        (b) PERFORMANCE GOALS. For purposes of this Section 13, performance goals shall be limited to one or more of the following: (i) net revenue,
    (ii) net earnings, (iii) operating earnings or income, (iv) absolute and/or relative return on equity or assets, (v) earnings per share, (vi) cash flow,
    (vii) pretax profits, (viii) earnings growth, (ix) revenue growth, (x) book value per share, (xi) stock price and (xii) performance relative to peer companies, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures.

        (c) OTHER PERFORMANCE-BASED COMPENSATION. The Committee's decision to make, or not to make, Section 162(m) Awards within the meaning of this
    Section 13 shall not in any way prejudice the qualification of any other Awards as performance-based compensation under Section 162(m). In particular, Awards of Stock Options may, pursuant to applicable regulations promulgated under Section 162(m), be qualified as performance-based compensation for Section 162(m) purposes without regard to this Section 13.

    14. NON-TRANSFERABILITY. No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order" ("QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder; PROVIDED, HOWEVER, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; and PROVIDED FURTHER, that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the "alternate payee" under a QDRO or the family member or trust to whom such Stock Option, Stock Appreciation Right or other Award has been transferred in accordance with the previous sentence.

    15.  RECAPITALIZATION OR REORGANIZATION.

        (a) AUTHORITY OF THE COMPANY AND SHAREHOLDERS. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) CHANGE IN CAPITALIZATION. Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the Committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Committee in its sole discretion) to prevent diminution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof and/or (ii) such other adjustments as it deems appropriate. The Committee's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

    16. CHANGE IN CONTROL. In the event of a Change in Control and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Stock Awards then outstanding shall lapse as of the date of the Change in Control, (iii) all Performance Share Awards shall be deemed to have been fully earned as of the date of the Change in Control, and
(iv) in the case of a Change in Control involving a merger of, or consolidation involving, the Company in which the Company is (A) not the surviving corporation (the "SURVIVING ENTITY") or (B) becomes a wholly owned subsidiary of the Surviving Entity or any Parent thereof, each outstanding Stock Option granted under the Plan and not exercised (a "PREDECESSOR OPTION") will be converted into an option (a "SUBSTITUTE OPTION") to acquire common stock of the Surviving Entity or its Parent, which Substitute Option will have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices.

    17. AMENDMENT OF THE PLAN. The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; PROVIDED, HOWEVER, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule; and PROVIDED FURTHER, that the Board or Committee may not, without shareholder approval, increase the maximum number of shares issuable under the Plan. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

    18.  MISCELLANEOUS.

        (a) TAX WITHHOLDING. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        (b) LOANS. On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

        (c) NO RIGHT TO GRANTS OR EMPLOYMENT. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

        (d) UNFUNDED PLAN. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

        (e) OTHER EMPLOYEE BENEFIT PLANS. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

        (f) SECURITIES LAW RESTRICTIONS. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

        (g)  COMPLIANCE WITH RULE 16B-3.

            (i) The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

            (ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

        (h) AWARD AGREEMENT. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

        (i) EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

        (j) APPLICABLE LAW. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New Mexico without giving effect to conflicts of law principles.

        (k) EFFECTIVE DATE. The Plan shall be effective as of the date (the "EFFECTIVE DATE") of its approval by the shareholders of the Company. Awards granted under the Plan prior to such shareholder approval shall be and are made subject to defeasance by the failure of shareholders to approve the Plan.

                                                                       EXHIBIT B

                           SUN HEALTHCARE GROUP, INC.
                    1997 NON-EMPLOYEE DIRECTORS' STOCK PLAN

    1.  DEFINITIONS.

    "ANNUAL MEETING" means an annual meeting of the Company's stockholders.

    "ANNUAL RETAINER" means any annual fee payable to a Non-Employee Director for service on the Board and any other fee payable to a Non-Employee Director for acting as chairperson of any committee of the Board.

    "BOARD" means the Board of Directors of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" means the committee appointed by the Board to administer the Plan, which shall be composed exclusively of members of the Board who are Non-Employee Directors.

    "COMMON STOCK" means the Common Stock of the Company, par value $.01 per share.

    "COMPANY" means Sun Healthcare Group, Inc., a Delaware corporation, or any successor to substantially all of its business.

    "DISABILITY" means eligibility for disability benefits under the terms of the Company's long-term disability plan in effect at the time the Non-Employee Director becomes disabled.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "FAIR MARKET VALUE" means, in the event the Common Stock is traded on a recognized securities exchange or quoted by the National Association of Securities Dealers Automated Quotations on National Market Issues, an amount equal to the average of the high and low prices of the Common Stock on such exchange or such quotation on the date set for valuation or, if no sales of Common Stock were made on said exchange or so quoted on that date, the average of the high and low prices of the Common Stock on the next preceding day on which sales were made on such exchange or quotations; or, if the Common Stock is not so traded or quoted, that value determined, in its sole discretion, by the Committee.

    "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

    "OPTION" means an option to purchase shares of Common Stock awarded to a Non-Employee Director pursuant to the Plan, which option shall not be intended to qualify, and shall not be treated, as an "incentive stock option" within the meaning of Section 422 of the Code.

    "PERSON" means any person, entity, or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

    "PLAN" means the Sun Healthcare Group, Inc. 1997 Non-Employee Directors' Stock Plan.

    "RESTRICTED GRANT SHARES" means shares of Common Stock granted to a Non-Employee Director, which shares are subject to such restrictions on transfer or other incidents of ownership for such periods of time, and are subject to such terms and conditions as are set forth in Section 5 below.

    "RESTRICTED SHARES" means Restricted Grant Shares and Restricted Retainer Shares.

    "RESTRICTED RETAINER SHARES" means shares of Common Stock which a Non-Employee Director elects to receive in lieu of part of his or her Annual Retainer, which shares are subject to such restrictions on transfer or other incidents of ownership for such periods of time, and are subject to such terms and conditions as are set forth in Section 5 below.

    "RETIREMENT" means a Non-Employee Director ceasing to be a member of the Board as a result of retirement from the Board in accordance with the retirement policy then applicable to Board members.

    "SUBSIDIARY" means (i) any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company or
(ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

    2. PURPOSES. The purposes of the Plan are to retain the services of qualified individuals who are not employees of the Company to serve as members of the Board and to secure for the Company the benefits of the incentives inherent in increased Common Stock ownership by such individuals by awarding such individuals Restricted Shares and Options to purchase shares of Common Stock.

    3.  ADMINISTRATION.

    (a) AUTHORITY. The Committee will be responsible for administering the Plan. The Committee will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Committee pursuant to the Plan shall be final and binding on all Persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's Restated Certificate of Incorporation as it may be amended from time to time.

    (b) DELEGATION. The Committee may designate a committee composed of one or more members of the Board to carry out its responsibilities under such conditions as it may set.

    4. SHARES AVAILABLE. Subject to the provisions of Section 7 of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 400,000 shares (the "Section 4 Limit"). Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

        (a) the number of shares subject to awards granted under the Plan shall be charged against the Section 4 Limit; and

        (b) the Section 4 Limit shall be increased by:

            (i) the number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares,

            (ii) the number of shares tendered to pay the exercise price of an Option, and

           (iii) the number of shares withheld to satisfy any tax withholding obligations of a Non-Employee Director with respect to any shares or other payments hereunder.

    5.  RESTRICTED SHARES.

        (a)  RESTRICTED RETAINER SHARE AWARDS.

           With respect to each Annual Meeting commencing with the Annual Meeting coincident with or first succeeding the Effective Date, each Non-Employee Director who will remain in office after the date of such Annual Meeting may elect, no later than the date of such Annual Meeting, to receive a specified percentage of his or her Annual Retainer in the form of Restricted Retainer Shares; provided, however, that such percentage may not exceed 50%. In the event that such an annual election is made, the Non-Employee Director will receive a number of Restricted Retainer Shares determined by dividing (i) by (ii), and rounding up the result to the next whole share, where (i) is the product of (x) the percentage of the Annual Retainer which the Non-Employee Director elects to receive in the form of Restricted Retainer Shares and (y) 110%, and (ii) is the Fair Market Value as of the date of such Annual Meeting.

        (b)  RESTRICTED GRANT SHARE AWARDS.

            (i) At the Annual Meeting coincident with or first succeeding a Non-Employee Director's election to the Board (other than reelection for a successive term), each Non-Employee Director (including any Non-Employee Director reelected after a period during which he did not serve on the Board) shall receive an award of 5,000 Restricted Grant Shares.

            (ii) At each Annual Meeting, other than Annual Meeting coincident with or first succeeding a Non-Employee Director's initial election to the Board (or reelection after a period during which he or she did not serve on the Board), each Non-Employee Director who will remain in office after the date of such Annual Meeting shall receive an additional award of 2,000 Restricted Grant Shares (or such lesser number determined by multiplying 2,000 by a fraction, the numerator of which is the number of full or partial months since the immediately preceding Annual Meeting during which such individual served on the Board in the capacity of a Non-Employee Director, and the denominator of which is the number of full or partial months since the immediately preceding Annual Meeting).

        (c)  TERMS OF RESTRICTED SHARES.

            (i) VESTING SCHEDULE OF RESTRICTED RETAINER SHARES. Each award of Restricted Retainer Shares granted as of an Annual Meeting shall vest and become nonforfeitable on a quarterly basis commencing with the first day of the calendar quarter coincident with or first succeeding the date of such Annual Meeting.

            (ii) VESTING SCHEDULE OF RESTRICTED GRANT SHARES. Each award of Restricted Grant Shares granted as of an Annual Meeting shall vest and become nonforfeitable in equal installments as of each of the first three Annual Meetings following the date of grant

           (iii) LAPSE OF RESTRICTIONS; FORFEITURE. Notwithstanding anything herein to the contrary, if a Non-Employee Director ceases to be a member of the Board by reason of death, Disability, Retirement or in the event of his or her involuntary termination of service on the Board other than for cause, all Restricted Shares issued to such Non-Employee Director shall immediately vest in full and become nonforfeitable. If a Non-Employee Director ceases to be a member of the Board for any other reason, any Restricted Shares that have not vested as of the date of such termination of service shall immediately be forfeited and all further rights of such Non-Employee Director to or with respect to such Restricted Shares shall terminate without any obligation on the part of the Company.

            (iv) SHARE CERTIFICATES; RIGHTS AND PRIVILEGES. At the time Restricted Shares are granted to a Non-Employee Director, share certificates representing the appropriate number of Restricted Shares shall be registered in the name of the Non-Employee Director but, prior to vesting, shall be held in the custody of the Company for the account of such Non-Employee Director. The certificates shall bear a legend restricting their transferability as provided in Section 5(c)(v) below. The Non-Employee Director shall have all the rights and privileges of a stockholder as to the Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the restrictions set forth in Section 5(c)(v) below, unless and until such Restricted Shares are forfeited pursuant to Section 5(c)(ii) above.

            (v) RESTRICTIONS ON TRANSFER. Prior to vesting, the Restricted Shares granted hereunder may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of.

    6. OPTIONS. In addition to the awards of Restricted Shares described above in Section 5, each Non-Employee Director shall also receive awards of Options under the Plan as follows:

        (a)  OPTION GRANTS.

            (i) INITIAL AWARD. At the Annual Meeting coincident with or first succeeding a Non-Employee Director's election to the Board (other than reelection for a successive term), such Non-Employee Director (including any Non-Employee Director reelected after a period during which he or she did not serve on the Board) shall receive an award consisting of an Option to purchase 10,000 shares of Common Stock. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of award and shall be subject to the vesting schedule provided for in Section 6(b) and the other terms and conditions provided for herein.

            (ii) ANNUAL AWARDS. At each Annual Meeting, other than the Annual Meeting coincident with or first succeeding a Non-Employee Director's initial election to the Board (or reelection after a period during which he or she did not serve on the Board), each Non-Employee Director who will remain on the Board following the date of such Annual Meeting shall receive as of such date an award consisting of an Option to purchase 4,000 shares of Common Stock (or such lesser number determined by multiplying 4,000 by a fraction, the numerator of which is the number of full or partial months since the immediately preceding Annual Meeting during which such individual served on the Board in the capacity of a Non-Employee Director, and the denominator of which is the number of full or partial months since the immediately preceding Annual Meeting). Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of award and shall be subject to the vesting schedule provided for in Section 6(b) and the other terms and conditions provided for herein.

        (b) VESTING SCHEDULE AND TERM OF OPTIONS. Options awarded pursuant to the Plan shall vest and become exercisable in equal installments as of each of the first three Annual Meetings following the date of grant; provided, however, that an Option shall become fully vested and exercisable upon a Non-Employee ceasing to be a member of the Board as a result of death, Disability or Retirement, or in the event of his or her involuntary termination of service on the Board other than for cause. An Option shall expire on the date of the Annual Meeting held in the tenth calendar year following the date of grant.

        (c)  EXERCISE OF OPTIONS FOLLOWING TERMINATION OF SERVICE.

            (i) EXERCISE FOLLOWING TERMINATION OF SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT. If a Non-Employee Director's ceases to be a member of the Board by reason of death, Disability, Retirement or in the event of his involuntary termination of service on the Board other than for cause, all Options awarded to such Non-Employee Director may be exercised by such Non-Employee Director, or by his or her estate, personal representative or beneficiary, as the case may be, at any time within three years after the date of termination of service, subject to earlier termination as provided in Section 6(b) above.

            (ii) EXERCISE FOLLOWING OTHER TERMINATIONS OF SERVICE. If a Non-Employee Director ceases to be a member of the Board for any reason other than as set forth above in subsection (i) hereof, then (A) the Non-Employee Director shall have the right, subject to the terms and conditions hereof, to exercise the Option, to the extent it has vested as of the date of such termination of service, at any time within six months after the date of such termination, subject to earlier termination as provided in Section 6(b) above, and (B) the unvested portion of any Options awarded to the Non-Employee Director shall be forfeited as of the date of termination of service.

        (d)  TIME AND MANNER OF EXERCISE OF OPTIONS.

            (i) NOTICE OF EXERCISE. Subject to the other terms and conditions hereof, a Non-Employee Director may exercise any Options, to the extent such Options are vested, by giving written notice of exercise to the Company; provided, however, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or (ii) the date on which the conditions provided in
       Section 6(d)(ii) are satisfied.

            (ii) PAYMENT. Prior to the issuance of a certificate pursuant to
       Section 6(d)(v) hereof evidencing the shares of Common Stock in respect of which all or a portion of an Option shall have been exercised, a Non-Employee Director shall have paid to the Company the exercise price of the Option for all such shares purchased pursuant to the exercise of such Option. Payment may be made by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars or in shares of Common Stock already owned by the Non-Employee Director valued at their Fair Market Value as of the last business day preceding the date of exercise, or in any combination of cash or such shares as the Committee in its sole discretion may approve. Payment of the exercise price in shares of Common Stock shall be made by delivering to the Company the share certificate(s) representing the required number of shares, with the Non-Employee Director signing his or her name on the back, or by attaching executed stock powers (the signature of the Non-Employee Director must be guaranteed in either case).

           (iii) STOCKHOLDER RIGHTS. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until a certificate evidencing such shares shall have been issued to the Non-Employee Director pursuant to
       Section 6(d)(v), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Non-Employee Director shall become the holder of record thereof.

            (iv) LIMITATION ON EXERCISE. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

            (v) ISSUANCE OF SHARES. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Option for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Non-Employee Director (or following the Non-Employee Director's death, such other Person entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director (or such other Person), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Non-Employee Director (or such other Person).

        (e) RESTRICTIONS ON TRANSFER. An Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA ("QDRO"); PROVIDED, HOWEVER, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Option to a Non-Employee Director's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members. The Option shall be exercisable, during the Non-Employee Director's lifetime, only by the Non-Employee Director or by the Person to whom the Option has been transferred in accordance with the previous sentence. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or pursuant to a QDRO, shall vest in the assignee or transferee any interest or right in the Option, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

    7.  RECAPITALIZATION OR REORGANIZATION.

        (a) AUTHORITY OF THE COMPANY AND SHAREHOLDERS. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) CHANGE IN CAPITALIZATION. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the Committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Committee in its sole discretion) to prevent diminution or enlargement of the rights of Non-Employee Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof, the number of shares of Common Stock covered by future Option awards and/or (ii) such other adjustments as it deems appropriate. The Committee's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Non-Employee Directors.

    8.  TERMINATION AND AMENDMENT OF THE PLAN.

        (a) TERMINATION. The Plan shall terminate as of the tenth anniversary of the Effective Date.

        (b) GENERAL POWER OF BOARD. Notwithstanding anything herein to the contrary, the Board or the Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided further, that the Board may not, without shareholder approval, increase the maximum number of shares issuable under the Plan except as provided in
    Section 7(b) above.

        (c) WHEN NON-EMPLOYEE DIRECTORS' CONSENTS REQUIRED. The Committee may not alter, amend, suspend, or terminate the Plan without the consent of any Non-Employee Director to the extent that such action would adversely affect his or her rights with respect to Restricted Shares or Options that have previously been granted.

    9.  MISCELLANEOUS.

        (a) TAX WITHHOLDING. No later than the date as of which an amount first becomes includable in the gross income of the Non-Employee Director for applicable income tax purposes with respect to any award under the Plan, the Non-Employee Director shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the

    Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Non-Employee Director.

        (b) NO RIGHT TO REELECTION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

        (c) SECURITIES LAW RESTRICTIONS. The Committee may require each Non-Employee Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Non-Employee Director is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

        (d)  COMPLIANCE WITH RULE 16B-3.

            (i) The Plan is intended to comply with the requirements of Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. To the extent any provision of the Plan or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed automatically to be incorporated by reference into the Plan.

            (ii) Notwithstanding anything contained in the Plan to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Non-Employee Director pursuant to
       Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

        (e) EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

        (f) APPLICABLE LAW. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

        (g) EFFECTIVE DATE. Subject to the approval of the Plan by the Company's shareholders, the Plan shall be effective as of the date of the 1997 Annual Meeting (the "EFFECTIVE DATE"). Upon the effectiveness of the Plan, the Company's 1995 Non-Employee Directors' Stock Option Plan shall be terminated.

                          SUN HEALTHCARE GROUP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 18, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT F. MURPHY AND JULIE C. COLLINS and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of Common Stock of Sun Healthcare Group, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Rev. Dr. Kay M. Glaesner, Jr. Training Center, 101 Sun Lane, N.E., Albuquerque, New Mexico 87109, on September 18, 1997 at 9:00 a.m. (Albuquerque time), and at any adjournments or postponements thereof, and authorizes and instructs the proxies to vote in the manner directed on the reverse side.

    A copy of the Notice of Annual Meetings of Stockholders dated August 21, 1997 and the Proxy Statement dated August 21, 1997 has been received by the undersigned.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH HEREIN AND FOR THE NOMINEES LISTED. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 2, 3 AND 4 AND FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED.

          (BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS FORM)

Please mark your vote as indicated in this example /X/

1. Election of Directors

FOR all nominees listed / /



WITHHOLD AUTHORITY to vote for all nominees listed below / /

(To withhold authority to vote for any individual nominee(s), strike through the individual's name(s) listed below)

   Andrew L. Turner        Robert A. Levin        Robert D. Woltil


2. On the proposal to adopt the Sun Healthcare Group, Inc. 1997 Stock Incentive Plan.

               / / FOR          / / AGAINST        / / ABSTAIN

3. On the proposal to adopt the Sun Healthcare Group Inc. 1997 Non-Employee Directors' Stock Plan.

               / / FOR          / / AGAINST        / / ABSTAIN

4. On the proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997.

               / / FOR          / / AGAINST        / / ABSTAIN

5. In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Dated:                                           , 1997
      -------------------------------------------


-------------------------------------------------------
                    Signature


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Signature if jointly held (a joint or common ownership)

Please sign exactly as name or names appear at left, including the title "Executor," "Guardian," etc. if the same is indicated. When joint names appear both should sign. If stock is held by a corporation this proxy should be executed by a proper officer thereof, whose title should be given.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD IN THE ENCLOSED
                POSTAGE PAID ENVELOPE TODAY